                          AIM DEVELOPING MARKETS FUND:
                                 ADVISOR CLASS

                           PROSPECTUS -- JUNE 1, 1998
--------------------------------------------------------------------------------

AIM DEVELOPING MARKETS FUND (THE "FUND") primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets ordinarily is invested in emerging market equity securities. The Fund also invests in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objectives.

Shares offered by this Prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund does not represent a complete investment program, nor is it suitable for all investors. The Fund may invest significantly in equity and high yield, high risk ("lower quality") debt securities that are predominantly speculative. Investments of this type are subject to a greater risk of loss of principal and interest. The Fund's investments in securities of issuers in developing markets involves special considerations and risks that are not typically associated with investments in securities of issuers in the United States or in other more established markets. Investors should carefully assess the risks associated with an investment in the Fund.

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated June 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Fund at 50 California Street, 27th Floor, San Francisco, CA 94111, or by calling (800) 347-4246. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The Fund is managed by A I M Advisors, Inc. ("AIM") and is sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-adviser"). AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

An investment in the Fund offers the following advantages:

/ / Access to Securities Markets Around the World

/ / Automatic Dividend and Other Distribution Reinvestment

/ / Exchange Privileges with the Advisor Class of the Other AIM/GT Funds

/ / Portfolio Rebalancing Program

FOR FURTHER INFORMATION, CALL

(800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

                                     [LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND EXCHANGE  COMMISSION, NOR  HAS THE  SECURITIES AND  EXCHANGE  COMMISSION
   PASSED  ON  THE ACCURACY  OR  ADEQUACY OF  THIS  PROSPECTUS.         ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                          AIM DEVELOPING MARKETS FUND

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          6
Investment Objectives and Policies........................................................          7
Risk Factors..............................................................................         12
How to Invest.............................................................................         17
How to Make Exchanges.....................................................................         19
How to Redeem Shares......................................................................         20
Shareholder Account Manual................................................................         22
Calculation of Net Asset Value............................................................         23
Dividends, Other Distributions and Federal Income Taxation................................         23
Management................................................................................         25
Other Information.........................................................................         27

                               Prospectus Page 2

                          AIM DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in the summary are to headings in the body of this Prospectus

The Fund:                      The Fund is a non-diversified series of AIM Investment Funds, Inc. (the "Company").

Investment Objectives:         The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation.

Principal Investments:         The  Fund normally invests a majority of its assets in emerging market equity securities and also may invest in emerging market debt securities.

Principal Risk Factors:        There is no  assurance that the  Fund will achieve  its investment objectives.  The Fund's net  asset value  per  share  will fluctuate,  reflecting  fluctuations in  the  market value  of  its portfolio holdings.

                               The Fund invests in foreign securities. Investments  in foreign securities involve risks relating  to political  and economic developments abroad and the differences between the regulations to which U.S.
                               and foreign  issuers  are  subject.  Individual  foreign  economies  also  may  differ  favorably  or unfavorably  from the U.S. economy. Changes in foreign currency exchange rates will affect the Fund's net asset  value, earnings,  and gains  and losses  realized on  sales of  securities. Securities  of foreign  companies may  be less liquid  and their  prices more volatile  than those  of securities of comparable U.S. companies. The Fund  normally invests substantially all of  its assets in issuers  in emerging  markets.  Such investments  entail greater  risks  than investing  in issuers  in developed markets.

                               The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall  level of investment  and currency risk  associated with its  present or  planned investments. Such transactions involve certain risks and transaction costs.

                               The  value of  debt securities  held by the  Fund generally  fluctuates inversely  with interest rate movements. Certain investment grade debt securities  may possess speculative qualities. The Fund  may invest  in below investment grade debt securities. Investments  of this type are subject to a greater risk of loss of principal and interest.

                               See "Investment Objectives and Policies" and "Risk Factors."

Investment Managers:           AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate  and individual clients around the  world.
                               AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its  subsidiaries are an independent  investment management group that  has a significant presence in the institutional and  retail segment  of the  investment management  industry in  North America  and
                               Europe,  and a growing presence in Asia. AIM was organized in 1976 and, together with its affiliates, currently advises approximately  90 investment  company portfolios. AIM  advises the  Fund and  other investment

                               Prospectus Page 3

                          AIM DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               company  portfolios  which are  sub-advised by  the Sub-adviser  ("AIM/GT Funds").  On May  29, 1998,
                               AMVESCAP PLC acquired the Asset Management Division  of Liechtenstein Global Trust AG, which  include the  Sub-adviser and  certain other affiliates.  AIM also serves  as the investment  adviser to other mutual funds, which  are not  sub-advised by  the Sub-adviser, that  are part  of The  AIM Family  of
                               Funds-Registered  Trademark- ("The AIM Family of Funds," and together with the AIM/GT Funds, the "AIM
                               Funds").

Advisor Class Shares:          Advisor Class  shares are  offered  through this  Prospectus to  (a)  trustees or  other  fiduciaries purchasing  shares for employee benefit plans that are  sponsored by organizations that have at least
                               1,000 employees; (b) any account with  assets of at least $10,000  if (i) a financial planner,  trust company,  bank trust department or registered investment  adviser has investment discretion over such account, and (ii)  the account  holder pays  such person  as compensation  for its  advice and  other services an annual fee of at least 0.50% on the assets in the account; (c) any account with assets of a  least $10,000 if (i) such account is established  under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least 0.50% on the assets in the account;
                               (d) accounts  advised  by INVESCO  (NY),  Inc.  or one  of  the companies  formerly  affiliated  with
                               Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares of any of the  AIM/GT Funds on June 1, 1998; and (e) any of the companies composing or affiliated with AMVESCAP
                               PLC.

Shares Available Through:      Advisor Class shares of the  Fund are available through Financial  Advisers (as defined herein)  that have  entered  into  agreements  with  the  Fund's  distributor,  A  I  M  Distributors,  Inc.  ("AIM
                               Distributors") or certain of its affiliates. See "How to Invest" and "Shareholder Account Manual."

Exchange Privileges:           Advisor Class shares may  be exchanged for Advisor  Class shares of other  AIM/GT Funds. See "How  to
                               Make Exchanges" and "Shareholder Account Manual."

Redemptions:                   Shares may be redeemed through the Fund's Transfer Agent. See "How to Redeem Shares" and "Shareholder
                               Account Manual."

Dividends and Other            Dividends  and other  distributions from  net investment  income, net  short- term  capital gain, net
  Distributions:               capital gain and net gains from foreign currency transactions, if any, are paid annually.

Reinvestment:                  Dividends and other distributions may be reinvested automatically in Advisor Class shares of the Fund or in Advisor Class shares of other AIM/GT Funds.

THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                               Prospectus Page 4

                          AIM DEVELOPING MARKETS FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transactions costs associated with investing in the Advisor Class shares of the Fund are reflected in the following tables (1):

                                                                                                            ADVISOR CLASS
                                                                                                           ---------------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares (as a % of offering price).................................          None
  Sales charges on reinvested distributions to shareholders..............................................          None
  Maximum deferred sales charge (as a % of net asset value at time of purchase or sale, whichever is
    less)................................................................................................          None
  Redemption charges.....................................................................................          None
  Exchange Fees..........................................................................................          None
ANNUAL FUND OPERATING EXPENSES (2):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees..........................................................         0.98%
  12b-1 distribution and service fees....................................................................          None
  Other expenses (after estimated waivers)...............................................................         0.52%
                                                                                                                 ------
Total Fund Operating Expenses............................................................................         1.50%
                                                                                                                 ------
                                                                                                                 ------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES (3):

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                                            ONE    THREE   FIVE     TEN
                                                                                            YEAR   YEARS   YEARS   YEARS
                                                                                            ----   -----   -----   -----
Advisor Class Shares......................................................................  $15    $ 48    $ 82    $180

------------------
(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND.

(2) Expenses are estimated based on the fees and expenses the Fund is expected to incur during its initial year as an open-end fund and AIM's undertaking to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.50% of the average daily net assets of the Fund's Advisor Class shares. Without waivers, "Other expenses" and "Total Fund Operating Expenses" are estimated to be 0.65% and 1.63%, respectively, for Advisor Class shares. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. See "Management" herein and in the Statement of Additional Information for more information. Investors purchasing Advisor Class shares through financial planners, trust companies, bank trust departments or registered investment advisers, or under a "wrap fee" program, will be subject to additional fees charged by such entities or by the sponsors of such programs. Where any account advised by one of the companies composing or affiliated with AMVESCAP PLC invests in Advisor Class shares of the Fund, such account shall not be subject to duplicative advisory fees.

(3) THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

                               Prospectus Page 5

                          AIM DEVELOPING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below provides condensed financial information concerning income and capital changes for one share of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund") for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial information in the table below has been audited by Coopers & Lybrand L.L.P., independent accountants. The Predecessor Fund was a closed-end investment company whose single class of shares traded on the New York Stock Exchange ("NYSE"). On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. On that date, all shareholders of the Predecessor Fund received Class A shares of the Fund. The fees and expenses of the Fund will differ from those of the Predecessor Fund. The Fund's fiscal year end will be October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
            (SUCCESSOR TO G.T. GLOBAL DEVELOPING MARKETS FUND, INC.)

  (For the entire period shown, the Predecessor Fund operated as a closed-end investment company traded on the NYSE)

                                                                                                       JAN. 11, 1994
                                                                                                       (COMMENCEMENT
                                                                                YEAR ENDED DEC. 31,    OF OPERATIONS)
                                                                 PERIOD ENDED   --------------------         TO
                                                                 OCT. 31, 1997    1996       1995      DEC. 31, 1994
                                                                 -------------  ---------  ---------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period...........................    $   13.84    $   11.60  $   12.44     $    15.00
                                                                 -------------  ---------  ---------  ----------------
Income from investment operations:
  Net investment income........................................         0.25         0.53       0.72           0.35
  Net realized and unrealized gain (loss) on investments.......        (1.53)        2.19      (0.84)         (2.46)
                                                                 -------------  ---------  ---------  ----------------
    Net increase (decrease) from investment operations.........        (1.28)        2.72      (0.12)         (2.11)
                                                                 -------------  ---------  ---------  ----------------
Distributions to shareholders:
  From net investment income...................................           --        (0.48)     (0.72)         (0.35)
  From net realized gain on investments........................           --           --         --          (0.10)
                                                                 -------------  ---------  ---------  ----------------
    Total distributions........................................           --        (0.48)     (0.72)         (0.45)
                                                                 -------------  ---------  ---------  ----------------
Net asset value, end of period.................................    $   12.56    $   13.84  $   11.60     $    12.44
                                                                 -------------  ---------  ---------  ----------------
                                                                 -------------  ---------  ---------  ----------------
Market value, end of period....................................    $   11.81    $   13.84  $   11.60     $    12.44
                                                                 -------------  ---------  ---------  ----------------
                                                                 -------------  ---------  ---------  ----------------
Total investment return (based on net asset value) (a).........      (9.25)%+      23.59%    (0.95)%       (14.07)%+
Total investment return (based on market value)................        1.62%(b)    24.18%      6.60%       (32.16)%(b)

Ratios and supplemental data:
Net assets, end of period (in 000's)...........................    $ 457,379    $ 504,012  $ 422,348     $  452,872
Ratio of net investment income to average net assets...........        2.03%++      4.07%      6.33%          2.75%++
Ratio of expenses to average net assets:
  With expense reductions......................................        1.75%++      1.82%      1.77%          2.01%++
  Without expense reductions...................................        1.83%++      1.85%      1.80%          2.01%++
Portfolio turnover rate........................................         184%++       138%        75%            56%
Average commission rate per share paid on portfolio
 transactions..................................................    $  0.0023    $  0.0022        N/A            N/A

------------------

+   Not annualized

++  Annualized

(a) Total investment return differs from the Predecessor Fund's total investment return based on market value.

N/A Not Applicable
                         ------------------------------

                                                                              AVERAGE MONTHLY NUMBER    AVERAGE AMOUNT
                                  AMOUNT OF DEBT    AVERAGE MONTHLY AMOUNT    OF REGISTRANT'S SHARES     OF DEBT PER
                                  OUTSTANDING AT     OF DEBT OUTSTANDING           OUTSTANDING           SHARE DURING
YEAR ENDED                         END OF PERIOD      DURING THE PERIOD         DURING THE PERIOD         THE PERIOD
--------------------------------  ---------------  ------------------------  ------------------------  ----------------
October 31, 1997................        --                 $379,964                 36,416,667             $0.0104

                               Prospectus Page 6

                          AIM DEVELOPING MARKETS FUND

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets normally are invested in emerging market equity securities. The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depository Receipts, Global Depository Receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income.

For purposes of the Fund's operations, emerging markets consist of all countries determined by the Sub-adviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries that the Fund does not currently consider to be emerging markets.

For purposes of the Fund's policy of normally investing substantially all of its assets in issuers in emerging markets, the Fund will consider investment in the following emerging markets:

  Algeria         Hong Kong      Peru
  Argentina       Hungary        Philippines
  Bolivia         India          Poland
  Botswana        Indonesia      Portugal
  Brazil          Israel         Republic of
  Bulgaria        Ivory Coast    Slovakia
  Chile           Jamaica        Russia
  China           Jordan         Singapore
  Colombia        Kazakhstan     Slovenia
  Costa Rica      Kenya          South Africa
  Cyprus          Lebanon        South Korea
  Czech           Malaysia       Sri Lanka
   Republic       Mauritius      Swaziland
  Dominican       Mexico         Taiwan
   Republic       Morocco        Thailand
  Ecuador         Nicaragua      Turkey
  Egypt           Nigeria        Ukraine
  El Salvador     Oman           Uruguay
  Finland         Pakistan       Venezuela
  Ghana           Panama         Zambia
  Greece          Paraguay       Zimbabwe

Although the Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-adviser's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or
(3) organized under the laws of, or with a principal office in, an emerging market.

In selecting investments, the Sub-adviser seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average

                               Prospectus Page 7

                          AIM DEVELOPING MARKETS FUND
growth rates over the long term. The Sub-adviser seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-adviser then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-adviser believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

As opportunities to invest in securities in other emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide the Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-adviser's view, do not yet present an acceptable investment alternative. While the Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. The Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

INVESTMENTS IN DEBT SECURITIES. The Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which the Fund may invest.

There is no limitation on the percentage of the Fund's assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Debt securities in which the Fund will invest may not be rated; if rated, it is expected that such ratings will be below investment grade. See "Risk Factors -- Risks Associated with Debt Securities" and "-- Risks Associated with Below Investment Grade Debt Securities."

The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers.

ADDITIONAL INVESTMENT POLICIES

TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Sub-adviser may employ a temporary defensive investment strategy for the Fund if it determines such a strategy

                               Prospectus Page 8

                          AIM DEVELOPING MARKETS FUND
to be warranted due to market, economic or political conditions. Under a defensive strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. For a full descripton of money market instruments, see "Temporary Defensive Strategies" in the Investment Objectives and Policies section of the Statement of Additional Information.

BORROWING AND REVERSE REPURCHASE AGREEMENTS. In connection with meeting requests for the redemption of Fund shares, the Fund may borrow from banks or may borrow through reverse repurchase agreements. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions but total borrowings may not exceed 33 1/3% of its total assets. However, the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash and agrees to repurchase the security in the future at an agreed-upon price that includes an interest component.

SECURITIES LENDING. The Fund may lend its portfolio securities to broker/dealers or to other institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. The Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. While a loan is outstanding the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least 100% of the value of the borrowed securities plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. To attempt to increase return, the Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-adviser, the size of the premium the Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

The Fund may also use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets. See "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

                               Prospectus Page 9

                          AIM DEVELOPING MARKETS FUND

Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-adviser may not be able to effectively hedge its investment in such markets.

In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Sub-adviser intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Fund may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies, some of which may be investment vehicles or companies that are advised by the Sub-adviser or its affiliates ("Affiliated Funds"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in other investment companies may involve the payment of substantial premiums above the value of their portfolio securities and multiple layering of fees and expenses and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in other investment companies unless, in the judgment of the Sub-adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. AIM and the Sub-adviser will waive their advisory fees to the extent that the Fund invests in an Affiliated Fund.

PRIVATIZATIONS. The governments in some emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-adviser believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into

                               Prospectus Page 10

                          AIM DEVELOPING MARKETS FUND
a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in the Fund's income. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

INDEXED COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

                               Prospectus Page 11

                          AIM DEVELOPING MARKETS FUND

OTHER INDEXED SECURITIES. The Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

OTHER INFORMATION. The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. The "majority of its outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations that also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by the Company's Board of Directors without shareholder approval. The Fund's policies regarding lending, and the percentage of Fund assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

The Fund is authorized to engage in Short Sales, although it currently has no intention of doing so, and may purchase American Depository Receipts, American Depository Shares, Global Depository Receipts and European Depository Receipts. See "Short Sales" and "Depository Receipts," respectively, in the Investment Objectives and Policies section of the Statement of Additional Information.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. There is no assurance that the Fund will achieve its investment objectives. Investing in the Fund entails a substantial degree of risk and an investment in the Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. In addition, the value of debt securities held by the Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

NON-DIVERSIFIED CLASSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund. As a result, the Fund will be able to invest in a smaller number of issuers than if it was classified under the 1940 Act as a "diversified" fund. To the extent that the Fund invests in a smaller number

                               Prospectus Page 12

                          AIM DEVELOPING MARKETS FUND
of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that income.

Investing in some foreign countries involves risks relating to potential political and economic instability within such countries and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in that market. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

The Fund will also be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it.

INVESTING IN EMERGING MARKETS. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Fund's identification of such conditions until the date of any SEC action, the Fund's portfolio securities in the affected markets will be valued at

                               Prospectus Page 13

                          AIM DEVELOPING MARKETS FUND
fair value determined in good faith by or under the direction of the Company's Board of Directors.

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Fund in that market will likely decrease in value.

RISKS ASSOCIATED WITH BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest up to 50% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

Debt rated Baa by Moody's Investors Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. The Fund may also acquire lower quality debt securities during an initial underwriting or that are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include (1) potential adverse publicity, (2) heightened sensitivity to general economic or political conditions and (3) the likely adverse impact of a major economic recession.

                               Prospectus Page 14

                          AIM DEVELOPING MARKETS FUND

The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities, and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at a price lower than similar securities that are liquid.

CURRENCY RISK. Because the Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.
Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Fund is authorized to enter into options, futures and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on the Sub-adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response

                               Prospectus Page 15

                          AIM DEVELOPING MARKETS FUND
to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

SOVEREIGN DEBT. The Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect its willingness to service its sovereign debt. Although the Sub-adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Fund expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans -- typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

                               Prospectus Page 16

                          AIM DEVELOPING MARKETS FUND

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

--------------------------------------------------------------------------------

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Advisor Class shares are offered through this Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account ("Advisory Account"); (c) any account with assets of at least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account ("Wrap Fee Account"); (d) accounts advised by INVESCO (NY), Inc. or one of the companies formerly affiliated with Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares of any of the AIM/GT Funds on June 1, 1998; and (e) any of the companies composing or affiliated with AMVESCAP PLC. Financial planners, trust companies, bank trust companies and registered investment advisers referenced in subpart (b) and sponsors of "wrap fee" programs referenced in subpart (c) are collectively referred to as "Financial Advisers." Investors in Wrap Fee Accounts and Advisory Accounts may only purchase Advisor Class shares through Financial Advisers who have entered into agreements with AIM Distributors and certain of its affiliates. Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer.

All purchase orders will be executed at the public offering price next determined after the purchase order is received. Orders received by authorized institutions (or their designees) before the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. Orders received by authorized institutions (or their designees) before the close of regular trading on the NYSE on a Business Day will be deemed to have been received by the Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for the receipt of such orders. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The authorized institution (or its designee) will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to the required time.

THE FUND AND AIM DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND TO SUSPEND THE OFFERING OF SHARES FOR A PERIOD OF TIME. In particular, the Fund and AIM Distributors may reject purchase orders or exchanges by investors who appear to follow, in the Sub-adviser's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."

Fiduciaries and Financial Advisers may be required to provide information satisfactory to AIM Distributors concerning their eligibility to purchase Advisor Class shares. For specific information on opening an account, please contact your Financial Adviser or AIM Distributors.

FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY

                               Prospectus Page 17

                          AIM DEVELOPING MARKETS FUND
PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any Fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM/GT Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "How to Make Exchanges."

PURCHASE BY BANK WIRE. Shares of the Fund may also be purchased by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Fund. Prior telephonic or facsimile notice that a bank wire is being sent must be provided to the Transfer Agent. A bank may charge a service fee for wiring money to the Fund. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. For more information, please refer to the Shareholder Account Manual in this Prospectus.

CERTIFICATES. Physical certificates representing the Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of the Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUND RECOMMENDS THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of AIM/GT Funds. The Program automatically rebalances holdings of AIM/ GT Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM/GT Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more AIM/ GT Funds in the shareholders' Personal Portfolio for shares of the same class of one or more other AIM/GT Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the AIM/GT Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM/GT Fund(s) that have appreciated most during the period being exchanged for shares of AIM/GT Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Certain Financial Institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their Financial Institution or AIM Distributors for more information.

                               Prospectus Page 18

                          AIM DEVELOPING MARKETS FUND

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Advisor Class shares of the Fund may be exchanged for Advisor Class shares of any other AIM/GT Fund, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." In addition to the Fund, the AIM/GT Funds include the following:

  - AIM AMERICA VALUE FUND
  - AIM DOLLAR FUND
  - AIM EMERGING MARKETS FUND
  - AIM EUROPE GROWTH FUND
  - AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
  - AIM GLOBAL FINANCIAL SERVICES FUND
  - AIM GLOBAL GOVERNMENT INCOME FUND
  - AIM GLOBAL GROWTH & INCOME FUND
  - AIM GLOBAL HEALTH CARE FUND
  - AIM GLOBAL HIGH INCOME FUND
  - AIM GLOBAL INFRASTRUCTURE FUND
  - AIM GLOBAL RESOURCES FUND
  - AIM GLOBAL TELECOMMUNICATIONS FUND
  - AIM INTERNATIONAL GROWTH FUND
  - AIM JAPAN GROWTH FUND
  - AIM LATIN AMERICAN GROWTH FUND
  - AIM MID CAP GROWTH FUND
  - AIM NEW DIMENSION FUND
  - AIM NEW PACIFIC GROWTH FUND
  - AIM SMALL CAP EQUITY FUND
  - AIM STRATEGIC INCOME FUND
  - AIM WORLDWIDE GROWTH FUND

Investors in Wrap Fee Accounts and Advisory Accounts interested in making an exchange should contact their Financial Advisers to request the prospectuses of the other AIM/GT Fund(s) being considered. Other investors should contact AIM Distributors. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

EXCHANGES BY TELEPHONE. A shareholder may give exchange information to the shareholder's Financial Adviser. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Fund, AIM Distributors and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The AIM/GT Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each AIM/GT Fund and AIM Distributors reserve the right to refuse purchase orders and exchanges by any person or group, if, in the Sub-adviser's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each AIM/GT Fund and AIM Distributors reserve the right to refuse purchase orders and exchanges by any person or group if, in the Sub-adviser's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although an AIM/GT Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

Finally, as described above, each AIM/GT Fund and AIM Distributors reserve the right to reject any purchase order.

                               Prospectus Page 19

                          AIM DEVELOPING MARKETS FUND

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value and redemption proceeds will be sent within seven days of the execution of a redemption request.

Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request, provided that the request is transmitted to the Transfer Agent prior to the time set for receipt of such redemption requests. Redemptions will only be effected if the request is received in good order and accompanied by any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding fifteen days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institutions. A notary public is not an acceptable guarantor.

Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $500. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR FIFTEEN DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Fund, AIM Distributors and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding fifteen days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in a Wrap Fee Account or Advisory Account who is in doubt as to

                               Prospectus Page 20

                          AIM DEVELOPING MARKETS FUND
what documents are required should contact his Financial Adviser or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or in writing will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which the Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until the Transfer Agent has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

AIM Distributors reserves the right to redeem the shares of any Advisory Account or Wrap Fee Account if the amount invested in AIM/GT Funds through such account is reduced to less than $500 through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase the amount invested in AIM/ GT Funds through such account to an aggregate amount of $500 or more.

For more information on how to redeem Fund shares, see the Shareholder Account Manual in this Prospectus, or contact your Financial Adviser.

                               Prospectus Page 21

                          AIM DEVELOPING MARKETS FUND

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Purchase, exchange and redemption orders should be placed in accordance with this Manual. It is recommended that investors in Wrap Fee Accounts and Advisory Accounts make such orders through their Financial Adviser. INVESTORS SHOULD REFERENCE "ADVISOR CLASS" IN ALL INSTRUCTIONS PROVIDED. See "How to Invest," "How to Make Exchanges," "How to Redeem Shares" and "Dividends, Other Distributions and Federal Income Taxation" for more information.

The Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    AIM/GT Funds
    P.O. Box 7345
    San Francisco, CA 94120-7345

INVESTMENTS BY BANK WIRE

A new account may be opened by calling 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
         Account No. 4023-050701

EXCHANGES BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the AIM/GT Fund exchanging into, shareholder's registered name and account number, to:

    AIM/GT Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    AIM/GT Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send to the following:

    GT Global Investor Services, Inc.
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Transfer Agent at 1-800-223-2138.

                               Prospectus Page 22

                          AIM DEVELOPING MARKETS FUND

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

The Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. The Fund's net asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including dividends and interest accrued but not yet received), subtracting all of its liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding. Net asset value is determined separately for each class of the Fund's shares.

Equity securities are valued at the last sale price on the exchange or in the over-the-counter market in which the securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term obligations are valued at the mean of representative quoted bid and asked prices for the securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by the Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

The Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or over-the-counter dealer markets that trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend all of its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. The Fund also annually distributes substantially all of its realized net capital gains and net gains from foreign currency transactions, if any. The Fund may make an additional dividend or other distribution each year if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by the Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Advisor Class shares will be higher than the per share income dividends on other classes of the Fund's shares as a result of the service and distribution fees applicable to those other shares. SHAREHOLDERS MAY
ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Advisor Class shares of the Fund (or other AIM/GT Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Advisor Class shares of the Fund (or other AIM/ GT Funds); or

                               Prospectus Page 23

                          AIM DEVELOPING MARKETS FUND

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Advisor Class shares of the Fund (or other AIM/ GT Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional Advisor Class shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL ADVISOR CLASS SHARES OF THE FUND. Reinvestments in another AIM/GT Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-distribution date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. The Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.

The Fund provides federal tax information to its shareholders annually, including information about dividends and capital gain distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid (directly or indirectly) by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Fund.

                               Prospectus Page 24

                          AIM DEVELOPING MARKETS FUND

A redemption of the Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another mutual fund generally will have similar tax consequences. In addition, if Fund shares are purchased within 30 days before or after redeeming other Fund shares (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Fund. The Company's Board of Directors has approved all significant agreements between the Company on the one side and persons or companies furnishing services to the Fund on the other, including the investment advisory and administrative services agreement with AIM, the investment sub-advisory and sub-administration agreement with the Sub-adviser, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement with State Street Bank and Trust Company and the transfer agency agreement with GT Global Investor Services, Inc. The day-to-day operations of the Fund are delegated to the officers of the Company, subject always to the objective and policies of the Fund and to the general supervision of the Company's Board of Directors. See "Directors and Executive Officers" in the Statement of Additional Information for information on the Company's Directors.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by AIM and the Sub-adviser as the Fund's investment managers and administrators include determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, the Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter. Out of the aggregate fees payable by the Fund, AIM pays the Sub-adviser sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from the Fund. The investment management and administration fees paid by the Fund are higher than those paid by most mutual funds. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.50% of the average daily net assets of the Fund's Advisor Class shares.

The Sub-adviser also serves as the Fund's pricing and accounting agent. For these services the Sub-adviser receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of the AIM/GT Funds and 0.02% to the assets in excess of $5 billion, and allocating the result according to the Fund's average daily net assets.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment adviser to the Fund pursuant to a master investment advisory agreement, dated as of May 29, 1998 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-adviser, INVESCO (NY), Inc., 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement dated as of May 29, 1998. Prior to May 29, 1998, the Sub-adviser was known as

                               Prospectus Page 25

                          AIM DEVELOPING MARKETS FUND
Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-adviser, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-adviser and certain other affiliates. As a result of this transaction, the Sub-adviser is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-adviser and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-adviser draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-adviser employs a team approach, taking advantage of its investment resources around the world.

The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                                 RESPONSIBILITIES                             BUSINESS EXPERIENCE
       NAME/OFFICE                 FOR THE FUND                                 PAST FIVE YEARS
--------------------------  --------------------------  ---------------------------------------------------------------
Allan Conway                Portfolio Manager since     Head of Global Emerging Market Equities for the Sub- adviser
 London                      1997                        and INVESCO GT Asset Management PLC (London) ("GT Asset
                                                         Management"), an affiliate of the Sub-adviser, since January
                                                         1997. Director of International Equities at Hermes Investment
                                                         Management from 1992 to 1997. Portfolio Manager, Head of
                                                         Overseas Equities at Provident Mutual from 1982 to 1992.

Mark Thorogood              Portfolio Manager since     Portfolio Manager for the Sub-adviser and GT Asset Management
 London                      1997                        since May 1997. Proprietary Trader for ING-Barings (Hong Kong)
                                                         from 1994 to 1997. Analyst and Portfolio Manager for Provident
                                                         Mutual from 1987 to 1994.
Cheng-Hock Lau              Portfolio Manager since     Chief Investment Officer for Global Fixed Income for the
 New York                    1997                        Sub-adviser since October 1996. Senior Portfolio Manager for
                                                         Global/International Fixed Income for the Sub-adviser from
                                                         July 1995 to October 1996. Employed by Chancellor Capital
                                                         Management, Inc. ("Chancellor Capital"), a predecessor of the
                                                         Sub-adviser, from 1995 to October 1996. Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company
                                                         International from 1993 to 1995. Vice President at Bankers
                                                         Trust Company from 1991 to 1993.

                               Prospectus Page 26

                          AIM DEVELOPING MARKETS FUND

In placing securities orders for the Fund's portfolio transactions, the Sub-adviser seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-adviser may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-adviser. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. AIM Distributors is the distributor of the Fund's Advisor Class shares. AIM Distributors is a wholly owned subsidiary of AIM. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739.

The Sub-adviser or an affiliate thereof may make ongoing payments to Financial Advisers and others that facilitate the administration and servicing of Advisor Class shareholder accounts.

The Fund reserves the right to suspend the offering of its shares upon the advice of the Sub-adviser that doing so is in the best interest of the portfolio management process.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, AIM Distributors intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. Banks and broker/dealer affiliates of banks may also execute dealer agreements with AIM Distributors for the purpose of selling shares of the Fund. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------------------------------------------

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in the Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to the Fund's automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and semiannual report, respectively. In addition, the federal income tax status of distributions made by the Fund to shareholders is reported after the end of each calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. Prior to May 29, 1998, the Company operated under the name G.T. Investment Funds, Inc. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's shares. Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of the Fund may vote on matters affecting only that Class. The shares of the Fund and the Company's other funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Company would be required to

                               Prospectus Page 27

                          AIM DEVELOPING MARKETS FUND
hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

The Fund offers Advisor Class shares through this prospectus to certain investors. The Fund also offers Class A shares and Class B shares to investors through a separate prospectus. Each class of shares will experience different net asset values and dividends as a result of different expenses borne by each class of shares. The per share net asset value and dividends of the Advisor Class shares of the Fund generally will be higher than that of the Class A and B shares of the Fund because of the higher expenses borne by the Class A and B shares. The per share dividends on Advisor Class shares of the Fund will generally be higher than the per share dividends on Class A and B shares of the Fund as a result of the service and distribution fees applicable with respect to Class A and B shares. Consequently, during comparable periods, the Fund expects that the total return on an investment in shares of the Advisor Class will be higher than the total return on Class A or Class B shares.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Fund; 100 million shares have been classified as Class A shares, 100 million shares have been classified as Class B shares, and 100 million shares have been classified as Advisor Class shares. These amounts may be increased from time to time in the discretion of the Board of Directors. Each share of the Fund represents an interest in the Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of the Fund is equal in earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of the Fund, when issued, are fully paid and nonassessable.

Shareholders have been asked to vote on the reorganization of the Company into a Delaware business trust. If approved by shareholders, it is anticipated that the reorganization would occur prior to October 1, 1998.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Fund toll-free at (800) 223-2138 or by writing to the Fund at P.O. Box 7893, San Francisco, CA 94120-7893.

PERFORMANCE INFORMATION. The Fund, from time to time, may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of the Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized return reflects percentage rates of return encompassing all elements of total return (e.g., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not

                               Prospectus Page 28

                          AIM DEVELOPING MARKETS FUND
take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Fund's performance data reflects past performance and is not necessarily indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

The Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

YEAR 2000 COMPLIANCE PROJECT. In providing services to the Fund, AIM, AIM Distributors, the Transfer Agent and the Sub-adviser rely on internal computer systems as well as external computer systems provided by third parties. Some of these systems were not originally designed to distinguish between the year 1900 and the year 2000. This inability, if not corrected, could adversely affect the services AIM, AIM Distributors, the Transfer Agent and the Sub-adviser and others provide the Fund and its shareholders.

To address this important issue, AIM, AIM Distributors, the Transfer Agent and the Sub-adviser have undertaken a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of four phases: (i) inventorying every software and hardware system in use at AIM, AIM Distributors, the Transfer Agent and the Sub-adviser, as well as remote, third-party systems on which AIM, AIM Distributors, the Transfer Agent and the Sub-adviser rely; (ii) identifying those systems that may not function properly after December 31, 1999; (iii) correcting or replacing those systems that have been so identified; and (iv) testing the processing of Fund data in all systems. Phase (i) has been completed; phase (ii) is substantially completed; phase (iii) has commenced; and phase (iv) is expected to commence during the third quarter of 1998. The Project is scheduled to be completed by December 31, 1998. Following completion of the Project, AIM, AIM Distributors and the Sub-adviser will review any systems subsequently acquired to confirm that they are year 2000 compliant.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Fund are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Sub-adviser and AIM and maintains its offices at California Plaza, 2121 North California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is custodian of the Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to the Sub-adviser and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and the Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 29

                          AIM DEVELOPING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                          AIM DEVELOPING MARKETS FUND

                                  AIM/GT FUNDS

  AIM DISTRIBUTORS OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE FUNDS LISTED BELOW, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN A CONCENTRATION OF INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

AIM NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

AIM GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

AIM NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

AIM EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

AIM SMALL CAP EQUITY FUND
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

AIM JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

AIM STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

AIM FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

AIM DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AIM INVESTMENT FUNDS, INC., AIM DEVELOPING MARKETS FUND, A I M ADVISORS, INC., INVESCO (NY), INC. OR A I M DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                   DVM-PRO-2

                          AIM DEVELOPING MARKETS FUND:
                                 ADVISOR CLASS



                        50 California Street, 27th Floor
                            San Francisco, CA 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580


                      Statement of Additional Information
                                  June 1, 1998

--------------------------------------------------------------------------------


This Statement of Additional Information relates to the Advisor Class shares of AIM Developing Markets Fund (the "Fund"). The Fund is a non-diversified series of AIM Investment Funds, Inc. (the "Company"), a registered open-end management investment company. On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"), a closed-end investment company. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Advisor Class Prospectus dated June 1, 1998, a copy of which is available without charge by writing to the above address or by calling the Fund at the toll-free telephone number listed above.



A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO (NY), Inc. (the "Sub-adviser") serves as the investment sub-adviser and sub-administrator for the Fund. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................      7
Risk Factors.............................................................................................................     15
Investment Limitations...................................................................................................     21
Execution of Portfolio Transactions......................................................................................     23
Directors and Executive Officers.........................................................................................     25
Management...............................................................................................................     28
Valuation of Fund Shares.................................................................................................     29
Information Relating to Sales and Redemptions............................................................................     30
Taxes....................................................................................................................     32
Additional Information...................................................................................................     35
Investment Results.......................................................................................................     36
Description of Debt Ratings..............................................................................................     40
Financial Statements.....................................................................................................     42


                                     [LOGO]

                   Statement of Additional Information Page 1

                          AIM DEVELOPING MARKETS FUND

                           INVESTMENT OBJECTIVES AND
                                    POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The primary investment objective of the Fund is long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United States. In determining which countries constitute emerging markets, the Sub-adviser will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation ("IFC").

SELECTION OF EQUITY INVESTMENTS
For investment purposes, an issuer is typically considered as located in a particular country if it (a) is incorporated under the laws of or has its principal office in that country, or (b) it normally derives 50% or more of its total revenue from business in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-adviser to be located in that country may have substantial off-shore operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the Sub-adviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies in emerging markets for investment by the Fund, the Sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act"), from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by such banks. The Fund has obtained an exemption from the Securities and Exchange Commission ("SEC") to permit it to invest in certain of these securities subject to certain restrictions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund may invest in the securities of investment companies (including investment vehicles or companies advised by the Sub-adviser or its affiliates ("Affiliated Funds")) within the limits of the 1940 Act. These limitations currently provide

                   Statement of Additional Information Page 2

                          AIM DEVELOPING MARKETS FUND
that, in general, the Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in an aggregate of all such investment companies. Investment in such investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Sub-adviser, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Sub-adviser waives its advisory fee to the extent that such fees are based on assets of the Fund invested in Affiliated Funds.

DEPOSITORY RECEIPTS
The Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue

                   Statement of Additional Information Page 3

                          AIM DEVELOPING MARKETS FUND
to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-adviser to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Sub-adviser to present minimum credit risks in accordance with guidelines established by the Company's Board of Directors. The Sub-adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision.


The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.


The Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. If the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.


                   Statement of Additional Information Page 4

                          AIM DEVELOPING MARKETS FUND

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund will segregate with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility. The Fund may only make short sales "against the box." In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund might make a short sale "against the box" in order to hedge against market risks when the Sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

YANKEE BONDS
The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

TEMPORARY DEFENSIVE STRATEGIES
The Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Fund may invest in commercial paper rated as low as A-3 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or P-3 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by the Sub-adviser to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

PREMIUM SECURITIES
The Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the

                   Statement of Additional Information Page 5

                          AIM DEVELOPING MARKETS FUND
purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

INDEXED DEBT SECURITIES
The Fund may invest in debt securities issued by banks and other business entities not located in developing market countries that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal amount is adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal. New forms of such securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

STRUCTURED INVESTMENTS
The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described above under "Investment Objectives and Policies -- Investments in Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

STRIPPED INCOME SECURITIES
Stripped income securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FLOATING AND VARIABLE RATE INCOME SECURITIES
Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

SWAPS, CAPS, FLOORS AND COLLARS
The Fund may enter into interest rate, currency and index swaps, and may purchase or sell related caps, floors and collars and other derivative instruments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for

                   Statement of Additional Information Page 6

                          AIM DEVELOPING MARKETS FUND
managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and will not sell interest rate caps, floors or collars if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

--------------------------------------------------------------------------------

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Sub-adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-adviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other

                   Statement of Additional Information Page 7

                          AIM DEVELOPING MARKETS FUND
    party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Sub-adviser are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

                   Statement of Additional Information Page 8

                          AIM DEVELOPING MARKETS FUND

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund generally would write put options in circumstances where the Sub-adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price any any time until (American style) or (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or

                   Statement of Additional Information Page 9

                          AIM DEVELOPING MARKETS FUND
currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded in over-the-counter ("OTC") Markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such calls as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it

                  Statement of Additional Information Page 10

                          AIM DEVELOPING MARKETS FUND
receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates and decreases in currency exchange rates or stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of

                  Statement of Additional Information Page 11

                          AIM DEVELOPING MARKETS FUND
the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market

                  Statement of Additional Information Page 12

                          AIM DEVELOPING MARKETS FUND
risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is
"in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a

                  Statement of Additional Information Page 13

                          AIM DEVELOPING MARKETS FUND
foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.


Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with the guidelines approved by the Company's Board of Directors.


The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally

                  Statement of Additional Information Page 14

                          AIM DEVELOPING MARKETS FUND
consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not

                  Statement of Additional Information Page 15

                          AIM DEVELOPING MARKETS FUND
seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.


With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-adviser in accordance with procedures approved by the Board. The Sub-adviser takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers who make quotes for the security,
(iii) the number of dealers who have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The
Sub-adviser monitors the liquidity of securities in the Fund's portfolio and periodically reports such determinations to the Board. If the liquidity percentage restriction of the Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, the Sub-adviser will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund.


FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

    RELIGIOUS AND ETHNIC STABILITY. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions, and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

                  Statement of Additional Information Page 16

                          AIM DEVELOPING MARKETS FUND

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. If there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U. S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign

                  Statement of Additional Information Page 17

                          AIM DEVELOPING MARKETS FUND
securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-adviser will consider such difficulties when determining the allocation of the Fund's assets, although the Sub-adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian, (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. The Fund's net investment income from securities of foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    CONCENTRATION. To the extent the Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.


Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.


    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations

                  Statement of Additional Information Page 18

                          AIM DEVELOPING MARKETS FUND

on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.


    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. In addition, asset expropriations or future confiscatory levels of taxation possibly may affect the Fund.

Several of the Asia Pacific region countries have, or in the past have had, hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule, and, therefore, it is anticipated that, if international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

                  Statement of Additional Information Page 19

                          AIM DEVELOPING MARKETS FUND

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SOVEREIGN DEBT. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

In recent years, some of the Latin American countries in which the Fund expects to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar rescheduling of such debt.

The ability of Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American

                  Statement of Additional Information Page 20

                          AIM DEVELOPING MARKETS FUND
countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. There is substantially less publicly available information about foreign companies, including Latin American companies, and the governments of Latin American countries than there are reports and ratings published about U.S. companies and the U.S. government. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. As defined in the 1940 Act and as used in this Statement of Additional Information a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented and (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted the following fundamental investment limitations that may not be changed without approval of a majority of its outstanding voting securities.

The Fund may not:

        (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

        (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;


        (5) purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or


        (6) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

For purposes of the concentration policy of the Fund contained in limitation (2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

                  Statement of Additional Information Page 21

                          AIM DEVELOPING MARKETS FUND


In addition, to comply with federal tax requirements for qualification as a "regulated investment company" ("RIC"), the Fund's investments will be limited so that, at the close of each quarter of its taxable year, (a) not more than 25% of the value of its total assets is invested in the securities (other than U.S government securities or the securities of other RICs) of any one issuer and (b) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("Diversification Requirements"). These tax-related limitations may be changed by the Company's Board of Directors to the extent necessary to comply with changes to applicable tax requirements.



The following operating policy of the Fund is not a fundamental policy and may be changed by vote of the Company's Board of Directors without shareholder approval: The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


                  Statement of Additional Information Page 22

                          AIM DEVELOPING MARKETS FUND

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------


Subject to policies established by the Company's Board of Directors, the Sub-adviser is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, the Sub-adviser seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-adviser generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.


Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

Consistent with the interests of the Fund, the Sub-adviser may select brokers to execute the Fund's portfolio transactions, on the basis of the research and brokerage services they provide to the Sub-adviser for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-adviser under the investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

The Sub-adviser may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

Investment decisions for the Fund and for other investment accounts managed by the Sub-adviser are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases, the Sub-adviser believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, the Sub-adviser may consider a broker/dealer's sale of the shares of the Fund and the other funds for which AIM or the Sub-adviser serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.


The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation

                  Statement of Additional Information Page 23

                          AIM DEVELOPING MARKETS FUND
of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, GDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs, GDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest generally are traded in the OTC markets.


The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies affiliated with AIM or the Sub-adviser. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


For the fiscal  years ended December  31, 1997, 1996  and 1995, the  Predecessor
Fund   paid  aggregate  brokerage  commissions  of  $2,212,022,  $1,580,879  and
$1,311,090, respectively.

PORTFOLIO TRADING AND TURNOVER
The Fund engages in portfolio trading when the Sub-adviser has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio values, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when the Sub-adviser deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. For the fiscal years ended December 31, 1997 and 1996, the Predecessor Fund's portfolio turnover rates were 184% and 138%, respectively.

                  Statement of Additional Information Page 24

                          AIM DEVELOPING MARKETS FUND


                            DIRECTORS AND EXECUTIVE
                                    OFFICERS


--------------------------------------------------------------------------------


The Company's Directors and Executive Officers are listed below.



NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                Mr. Guilfoyle is President, GT Global, Inc. ("GT Global") since 1995; Director, GT Global
Director, Chairman of the Board and      since 1991; Senior Vice President and Director of Sales and Marketing, GT Global from May
President                                1992 to April 1995; Vice President and Director of Marketing, GT Global from 1987 to 1992;
50 California Street                     Director, Liechtenstein Global Trust AG (holding company of the various international LGT
San Francisco, CA 94111                  companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency
                                         ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since
                                         1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April
                                         1995 to November 1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a trustee of each of the other investment companies registered under the 1940 Act, that is sub-advised or sub-administered by the Sub-adviser.

C. Derek Anderson, 57                    Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Director                                 partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking
220 Sansome Street                       firm); Director, Anderson Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
Suite 400                                (formerly Munsingwear, Inc.) (a casual apparel company) and Director, "R" Homes, Inc. and
San Francisco, CA 94104                  various other companies. Mr. Anderson is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the
                                         Sub-adviser.

Frank S. Bayley, 58                      Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and
Director                                 Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley is also a
Two Embarcadero Center                   trustee of each of the other investment companies registered under the 1940 Act that is
Suite 2400                               sub-advised or sub- administered by the Sub-adviser.
San Francisco, CA 94111

Arthur C. Patterson, 54                  Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also
Director                                 serves as a director of Viasoft and PageMart, Inc. (both public software companies), as
428 University Avenue                    well as several other privately held software and communications companies. Mr. Patterson
Palo Alto, CA 94301                      is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the Sub-adviser.

Ruth H. Quigley, 63                      Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Director                                 Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley is also a
1055 California Street                   trustee of each of the other investment companies registered under the 1940 Act that is
San Francisco, CA 94108                  sub-advised or sub-administered by the Sub-adviser.


--------------

* Mr. Guilfoyle is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the Sub-adviser.


                  Statement of Additional Information Page 25

                          AIM DEVELOPING MARKETS FUND


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------

John J. Arthur+, 53                      Director, Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and
Vice President                           Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M
                                         Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.

Kenneth W. Chancey, 52                   Senior Vice President -- Mutual Fund Accounting, the Sub-adviser since 1997; Vice
Vice President and                       President -- Mutual Fund Accounting, the Sub-adviser from 1992 to 1997.
Principal Accounting Officer
50 California Street
San Francisco, CA 94111

Melville B. Cox, 54                      Vice President and Chief Compliance Officer, A I M Advisors, Inc., A I M Capital
Vice President                           Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management
                                         Company.

Gary T. Crum, 50                         Director and President, A I M Capital Management, Inc.; Director and Senior Vice
Vice President                           President, A I M Management Group Inc. and A I M Advisors, Inc.; and Director, A I M
                                         Distributors, Inc. and AMVESCAP PLC.

Robert H. Graham, 51                     Director, President and Chief Executive Officer, A I M Management Group Inc.; Director and
Vice President                           President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital
                                         Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management
                                         Company; Director, AMVESCAP PLC; Chairman of the Board of Directors and President, INVESCO
                                         Holdings Canada Inc.; and Director, AIM Funds Group Canada Inc. and INVESCO G.P. Canada
                                         Inc.

Helge K. Lee, 52                         Chief Legal and Compliance Officer -- North America, the Sub-adviser since October 1997;
Vice President                           Executive Vice President of the Asset Management Division of Liechtenstein Global Trust
50 California Street                     since October 1996; Senior Vice President, General Counsel and Secretary of LGT Asset
San Francisco, CA 94111                  Management, Inc., INVESCO (NY), Inc., GT Global, GT Global Investor Services, Inc. and
                                         G.T. Insurance from May 1994 to October 1996; Senior Vice President, General Counsel and
                                         Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October 1991 through May 1994.

Carol F. Relihan+, 43                    Director, Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Vice
Vice President                           President, General Counsel and Secretary, A I M Management Group Inc.; Director, Vice
                                         President and General Counsel, Fund Management Company; Vice President and General
                                         Counsel, A I M Fund Services, Inc.; and Vice President, A I M Capital Management, Inc. and
                                         A I M Distributors, Inc.

Dana R. Sutton, 39                       Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and
Vice President and Assistant Treasurer   Assistant Treasurer, Fund Management Company.


------------------

+  Mr. Arthur and Ms. Relihan are married to each other.


                  Statement of Additional Information Page 26

                          AIM DEVELOPING MARKETS FUND


The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors for the Company. Each of the Directors and Officers of the Company is also a Director or Trustee and officer of AIM Investment Portfolios, Inc., AIM Floating Rate Fund, AIM Growth Series, AIM Series Trust, AIM Eastern Europe Fund, GT Global Variable Investment Trust, GT Global Variable Investment Series, Global High Income Portfolio, Floating Rate Portfolio and Global Investment Portfolio, which are also registered investment companies advised by AIM and sub-advised by the Sub-adviser or an affiliate thereof. Each Director, Officer serves in total as a Director, Trustee Officer, respectively, of 12 registered investment companies with 47 series managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser. Each Director, who is not a director, officer or employee of the Sub-adviser or any affiliated company, is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Directors and Officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-adviser or other affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Company for their services as Directors. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-adviser or any other affiliated company, received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of May 7, 1998, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's series in the aggregate.


                  Statement of Additional Information Page 27

                          AIM DEVELOPING MARKETS FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

AIM serves as the Fund's investment manager and administrator under an investment management and administration contract ("Management Contract") between the Company and AIM. The Sub-adviser serves as the sub-adviser and sub-administrator to the Fund under a Sub-Advisory and Sub-Administration Contract between AIM and the Sub-adviser ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). As investment managers and administrators, AIM and the Sub-adviser make all investment decisions for the Fund and administer the Fund's affairs. Among other things, AIM and the Sub-adviser furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provide suitable office space, necessary small office equipment and utilities.



The Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the
Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to the Fund, the Company or each of AIM or the Sub-adviser may terminate the Management Contract without penalty upon sixty days' written notice. The Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).


The  following  table  discloses  the   amount  of  investment  management   and
administration fees paid by the Predecessor Fund to the Sub-adviser during the Predecessor Fund's last three fiscal years:


PERIOD                                                                                                        AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1997.........................................................................   $ 7,383,823
Fiscal year ended December 31, 1996........................................................................   $ 7,864,840
Fiscal year ended December 31, 1995........................................................................   $ 6,878,640


DISTRIBUTION SERVICES

The Fund's Advisor Class shares are offered continuously through the Fund's principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to a distribution contract between the Company and AIM Distributors without a sales charge or a contingent deferred sales charge.


TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
The Transfer Agent has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Sub-adviser serves as the Fund's pricing and accounting agent.

EXPENSES OF THE FUND
The Fund pays all expenses not assumed by AIM, the Sub-adviser, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Fund and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 28

                          AIM DEVELOPING MARKETS FUND

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------


As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The Fund's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs, GDRs and EDRs, whcih are traded on stock exchanges, are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Sub-adviser to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers unless a quotation from only one dealer is available, in which case only that dealer's price will be used. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Sub-adviser on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.


Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.


The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.


Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available, or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.


European, Far Eastern, or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the

                  Statement of Additional Information Page 29

                          AIM DEVELOPING MARKETS FUND

NYSE is not open. In addition, trading in securities on European and Far Eastern securities exchanges and OTC markets generally is completed well before the close of the business day in New York. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless the Sub-adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.


--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Advisor Class shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.


As a condition of this offering, if an order to purchase Advisor Class shares is cancelled due to nonpayment (for example, because a check is returned for insufficient funds), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.


The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs") AND OTHER TAX-DEFERRED PLANS

IRAs: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Unless you and your spouse's earnings exceed a certain level, you may also establish an "Education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax advisor for more information. IRA applications are available from brokers or AIM Distributors.

ROLLOVER IRAs: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

                  Statement of Additional Information Page 30

                          AIM DEVELOPING MARKETS FUND

SEP-IRAs: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (I.E., self-employed individual retirement plans) or Code Section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING  (INCLUDING   SECTION   401(k))  AND   MONEY   PURCHASE   PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Code Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirements plans.

EXCHANGES BETWEEN FUNDS

Advisor Class shares of the Fund may be exchanged for Advisor Class shares of the corresponding class of other AIM/GT Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective AIM/GT Funds. The privilege may be discontinued or changed at any time by any of those funds upon sixty days' written notice to the shareholders of the fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider its investment objective(s).


TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $500. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $500 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon fifteen days' written notice.

SUSPENSION OF REDEMPTION PRIVILEGES
The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND

It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so-called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.


                  Statement of Additional Information Page 31

                          AIM DEVELOPING MARKETS FUND

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
To continue to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources, and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief

                  Statement of Additional Information Page 32

                          AIM DEVELOPING MARKETS FUND
Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Effective for its taxable year beginning November 1, 1998, the Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis is each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in1992 would provide a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a nonresident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Futures and  Forward Contracts  that are  subject to  Section 1256  of the  Code
(other  than  those  that  are  part  of  a  "mixed  straddle")  ("Section  1256
Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of preparation of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for

                  Statement of Additional Information Page 33

                          AIM DEVELOPING MARKETS FUND
the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                  Statement of Additional Information Page 34

                          AIM DEVELOPING MARKETS FUND

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Funds' principal underwriter, AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.



CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS

The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.



The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P. as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.



NAME


Prior to May 29, 1998, the Fund operated under the name of GT Global Developing Markets Fund.


                  Statement of Additional Information Page 35

                          AIM DEVELOPING MARKETS FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS

The Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A and Advisor Class shares of the Fund, as follows:
Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Advisor Class shares, deduction of a sales charge is not applicable; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.


The Standardized Returns of the Predecessor Fund (recomputed for Class A shares to reflect the deduction of the maximum sales charge of 4.75% for Class A shares), stated as average annualized total returns, for the periods shown, were:

                                                                                   DEVELOPING      DEVELOPING
                                                                                  MARKETS FUND    MARKETS FUND
PERIOD                                                                             (CLASS A)     (ADVISOR CLASS)
--------------------------------------------------------------------------------  ------------   ---------------
Fiscal year ended Oct. 31, 1997.................................................     (9.61)%          (5.10)%
Jan. 11, 1994 (commencement of operations) through Oct. 31, 1997................     (2.47)%          (1.21)%

NON-STANDARDIZED RETURNS
In addition to Standardized Returns, the Fund may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A and Advisor Class shares of the Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Advisor Class shares are not subject to sales charges.

Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T=(VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions.

The aggregate Non-Standardized Return of the Predecessor Fund (not recomputed to take sales charges into account) for the period January 11, 1994 (commencement of operations) through October 31, 1997 was (4.53)%.

OTHER INFORMATION REGARDING STANDARDIZED AND NON-STANDARDIZED RETURNS
The Standardized and Non-Standardized Return Data are based on the performance of the Predecessor Fund as a closed-end investment company. The Standardized Return Data, however, have been recomputed to reflect the deduction of the current maximum sales charge of 4.75% for Class A shares which went into effect on November 1, 1997. Future performance of the Fund will be effected by expenses that it will incur as a series of an open-end investment company.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS The Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, among others:

        (1) The Consumer Price Index, ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, i.e., the risk of changing price levels in the economy that affects security prices or the price of goods and services.

                  Statement of Additional Information Page 36

                          AIM DEVELOPING MARKETS FUND

        (2) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger") Morningstar, Inc, ("Morningstar"), Micropal, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, the Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger and/or other firms, as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP")-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International All Country (AC) World index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (11) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including international financial and economic data.

       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.


       (17) Various publications produced by ratings agencies such as Moody's Investors Service, Inc., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch.


       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measures for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

                  Statement of Additional Information Page 37

                          AIM DEVELOPING MARKETS FUND

       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on stock and bond markets in developing countries.

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (22) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

Indices, economic and financial data prepared by the research departments of various financial organizations such as Salomon Brothers Inc., Lehman Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J. P. Morgan, Morgan Stanley, Dean Witter, Discover & Co., Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbotson Associates may be used, as well as information reported by the Federal Reserve and the respective central banks of various nations. In addition, AIM Distributors may use performance rankings, ratings and commentary reported periodically in national financial publications, including Money Magazine, Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, The Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or AIM Distributors. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

AIM Distributors believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of the Fund, nor is it a prediction of such performance. The performance of the Fund will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of the Fund to differ from relevant indices.


From time to time, the Fund and AIM Distributors may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all AIM Funds or the dollar amount of Fund assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.


AIM Distributors believes the Fund is an appropriate investment for long-term investment goals, including funding retirement, paying for education or purchasing a house. AIM Distributors may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, AIM Distributors may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The Fund does not represent a complete investment program and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.


From time to time, AIM Distributors may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any AIM Fund may own the securities of these companies.


Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.


AIM Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these


                  Statement of Additional Information Page 38

                          AIM DEVELOPING MARKETS FUND
capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. Ibbotson calculates total returns in the same method as the Fund.

The Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2) in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total return to those of a benchmark.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.


The Fund may describe in its sales material and advertisements how an investor may invest in AIM Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ("IRAs") and Other Tax-Deferred Plans."


AIM Distributors may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and AIM Distributors will quote information regarding industries, individual countries, regions, world stock exchanges and economic and demographic statistics from sources AIM Distributors deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International Industry Indices and IFC.

 3) The number of listed companies: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

                  Statement of Additional Information Page 39

                          AIM DEVELOPING MARKETS FUND

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Sub-adviser.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, AIM Distributors may include in its advertisements and  sales
material,   information  about  privatization,  which  is  an  economic  process involving the sale of state-owned companies to the private sector.


In advertising and sales materials, AIM Distributors may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Sub-adviser provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed GT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Sub-adviser by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Sub-adviser provide any assurance that the AIM/GT Funds' investment objectives will be achieved.


--------------------------------------------------------------------------------


                          DESCRIPTION OF DEBT RATINGS


--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well

                  Statement of Additional Information Page 40

                          AIM DEVELOPING MARKETS FUND
    safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA   --  An  obligation  rated  "AA"  differs  from  the  highest  rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB"
    indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In

                  Statement of Additional Information Page 41

                          AIM DEVELOPING MARKETS FUND
    the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

The Fund may invest only in high quality commercial paper, i.e. commercial paper rated Prime-1 by Moody's, A-1 by S&P, or, if unrated, judged by the Sub-adviser to be of comparable quality.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


The audited financial statements for the Fund as of October 31, 1997 and the fiscal year then ended appear on the following pages.


                  Statement of Additional Information Page 42

                       GT GLOBAL DEVELOPING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GT Global Developing Markets Fund ("Fund"):

We have audited the accompanying statement of assets and liabilities of GT Global Developing Markets Fund (formerly G.T. Global Developing Markets Fund, Inc.), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the ten months then ended and for the year ended December 31, 1996, the statements of changes in net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Developing Markets Fund as of October 31, 1997, the results of its operations for the ten months then ended and for the year ended December 31, 1996, the changes in its net assets for the ten months then ended and for each of the two years in the period ended December 31, 1996, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                       GT GLOBAL DEVELOPING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (13.0%)
  LUKoil Holding - ADR{\/} ................................   RUS              97,586   $  8,172,833         1.8
    OIL
  Sasol Ltd. ..............................................   SAFR            537,556      6,481,964         1.4
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ..........   BRZL         27,126,040      5,044,302         1.1
    OIL
  C.A. La Electricidad de Caracas .........................   VENZ          3,443,139      4,526,264         1.0
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) -
   ADR{\/} ................................................   BRZL             94,834      3,793,360         0.8
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .......   BRZL                 --             --         0.8
    ELECTRICAL & GAS UTILITIES
    "B" ADR{\/} ...........................................   --              118,958      2,617,076          --
    Preferred .............................................   --            2,112,000        913,846          --
  Chilgener S.A. - ADR{\/} ................................   CHLE            124,972      3,374,244         0.7
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ..................................   CHLE             94,858      3,130,314         0.7
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} .........   CHLE            127,657      2,569,097         0.6
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ......................................   ARG              68,960      2,206,720         0.5
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ...................   PAK              70,300      2,196,875         0.5
    ENERGY SOURCES
  Light - Participacoes S.A. ..............................   BRZL          7,485,850      1,914,922         0.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ..................   BRZL          5,322,290      1,767,016         0.4
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} ............................   RUS             174,640      1,484,440         0.3
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ................................................   THAI            138,800      1,415,622         0.3
    OIL
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ..........   RUS              40,700      1,271,875         0.3
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" .................................   PHIL            361,110      1,111,108         0.2
    ELECTRICAL & GAS UTILITIES
  Bombay Suburban Electric Supply (BSES) Ltd. .............   IND             200,000      1,004,209         0.2
    ELECTRICAL & GAS UTILITIES
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} ......   HGRY             43,600        942,850         0.2
    ENERGY SOURCES
  Mosenergo: ..............................................   RUS                  --             --         0.2
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} ...........................................   --               10,964        460,488          --
    144A ADR{.} {\/} ......................................   --               10,000        420,000          --
  Korea Electric Power Corp. - ADR{\/} ....................   KOR              93,330        764,139         0.2
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .......   THAI            447,200        745,333         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. ......................................   ARG             100,460        629,257         0.1
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Energy (Continued)
  Tenaga Nasional Bhd. ....................................   MAL             235,000   $    508,261         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. .............................................   KOR              10,980        148,688          --
    OIL
  Guangdong Electric Power Development Co., Ltd. "B"{*} ...   CHNA            201,000        113,371          --
    ENERGY SOURCES
                                                                                        ------------
                                                                                          59,728,474
                                                                                        ------------
Multi-Industry/Miscellaneous (11.6%)
  Barlow Ltd. .............................................   SAFR            657,524      6,629,920         1.4
    CONGLOMERATE
  PT Telekomunikasi Indonesia .............................   INDO          5,018,500      4,683,001         1.0
    MULTI-INDUSTRY
  Anglo American Corporation of South Africa Ltd. .........   SAFR            104,020      4,498,162         1.0
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ..........................   MEX             567,700      3,610,164         0.8
    MULTI-INDUSTRY
  Delta Corporation Ltd. (subdivision)-/- .................   ZBBW          2,472,400      3,520,823         0.8
    MULTI-INDUSTRY
  ITC Ltd.: ...............................................   IND                  --             --         0.7
    MULTI-INDUSTRY
    Common ................................................   --              136,000      2,102,842          --
    GDR-/- {\/} ...........................................   --               44,370        811,971          --
  Billiton PLC-/- .........................................   SAFR            980,865      2,875,301         0.6
    CONGLOMERATE
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ..........   UK              281,000      2,810,000         0.6
    COUNTRY FUNDS
  PT Gudang Garam .........................................   INDO            949,500      2,697,744         0.6
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. .........................   HK              870,000      2,386,028         0.5
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. .......................   HK              471,000      2,096,041         0.5
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V. .......................   MEX             263,477      2,044,708         0.4
    CONGLOMERATE
  Central Asia Regional Growth Fund-/- {\/} ...............   IRE             210,000      1,999,200         0.4
    COUNTRY FUNDS
  Malaysian Resources Corp., Bhd. .........................   MAL           2,396,000      1,425,077         0.3
    CONGLOMERATE
  Koc Holding AS ..........................................   TRKY          3,234,900      1,216,923         0.3
    CONGLOMERATE
  Empresas La Moderna, S.A. de C.V. "A"-/- ................   MEX             240,600      1,181,389         0.3
    MULTI-INDUSTRY
  NASR (El) City Company For Housing & Construction-/- ....   EGPT             17,005      1,175,296         0.3
    MISCELLANEOUS
  PT Bimantara Citra ......................................   INDO          1,219,000      1,120,529         0.2
    MULTI-INDUSTRY
  PT Hanjaya Mandala Sampoerna ............................   INDO            590,500      1,032,141         0.2
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                       F3

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd.: ...................................   ISRL                 --             --         0.2
    CONGLOMERATE
    ADR{\/} ...............................................   --               22,043   $    471,169          --
    Common ................................................   --                2,850        294,482          --
  Graboplast Rt. ..........................................   HGRY             13,452        725,231         0.2
    MISCELLANEOUS
  GT Taiwan Fund-/- +X+ {\/} ..............................   TWN              49,751        626,368         0.1
    COUNTRY FUNDS
  Quinenco S.A. - ADR-/- {\/} .............................   CHLE             32,400        473,850         0.1
    CONGLOMERATE
  Discount Investment Corp. ...............................   ISRL             11,613        316,356         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                          52,824,716
                                                                                        ------------
Services (11.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ...........   BRZL                 --             --         2.3
    TELEPHONE NETWORKS
    ADR{\/} ...............................................   --               57,481      5,834,322          --
    Common ................................................   --           49,594,258      4,408,329          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX             176,363      7,627,700         1.7
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/ } .............................................   VENZ            114,579      5,012,831         1.1
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: .................................   SAFR                 --             --         0.8
    RETAILERS-OTHER
    Common ................................................   --            1,889,154      2,847,477          --
    "N" ...................................................   --              780,702      1,071,234          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .......   CHLE            128,402      3,563,156         0.8
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ......................   PERU            155,070      3,062,633         0.7
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ....................................   MEX                  --             --         0.3
    RETAILERS-OTHER
    "C" ...................................................   --              636,000      1,104,431          --
    "A" ...................................................   --              306,000        563,626          --
    "B" ...................................................   --               66,334        132,509          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ..............................................   BRZL          9,188,127      1,666,932         0.4
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ..........................   IND             233,600      1,627,623         0.4
    TELECOM - OTHER
  Telefonica de Argentina S.A. - ADR{\/} ..................   ARG              55,228      1,553,288         0.3
    TELEPHONE NETWORKS
  Indian Hotels Co., Ltd.: ................................   IND                  --             --         0.2
    LEISURE & TOURISM
    GDR-/- {\/} ...........................................   --               35,200        607,200          --
    Common ................................................   --               25,850        418,541          --
  Migros Turk T.A.S. ......................................   TRKY            848,300        890,294         0.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ......................   PORT             20,551        843,433         0.2
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                       F4

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Services (Continued)
  TelecomAsia Corp. - Foreign-/- ..........................   THAI          1,878,600   $    841,164         0.2
    TELEPHONE NETWORKS
  PT Citra Marga Nusaphala Persada ........................   INDO          2,847,000        812,862         0.2
    BUSINESS & PUBLIC SERVICES
  PT Indosat ..............................................   INDO            344,500        779,683         0.2
    TELECOM - OTHER
  Santa Isabel S.A. - ADR{\/} .............................   CHLE             40,666        752,321         0.2
    RETAILERS-FOOD
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ...........................................   PORT             18,602        695,194         0.2
    RETAILERS-OTHER
  Danubius Hotel and Spa Rt.-/- ...........................   HGRY             21,940        686,611         0.2
    LEISURE & TOURISM
  Konsortium Perkapalan Bhd. ..............................   MAL             267,000        501,277         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .....   PAK               6,000        486,000         0.1
    TELEPHONE NETWORKS
  Advanced Info. Service - Foreign ........................   THAI             85,700        460,478         0.1
    WIRELESS COMMUNICATIONS
  Investec-Consultoria Internacional S.A.-/- ..............   PORT             14,612        457,144         0.1
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ..........................................   ISRL            154,231        443,830         0.1
    RETAILERS-FOOD
  BEC World Public Co., Ltd. - Foreign ....................   THAI             77,800        406,418         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ..................   PORT              3,854        252,110         0.1
    RETAILERS-OTHER
  Siam Makro Public Co., Ltd. - Foreign-/- ................   THAI            170,000        224,129          --
    RETAILERS-OTHER
  PT Matahari Putra Prima .................................   INDO          1,035,000        201,811          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ...   BRZL            495,118        129,349          --
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. .............................   HK              162,000         50,298          --
    TRANSPORTATION - ROAD & RAIL
                                                                                        ------------
                                                                                          51,016,238
                                                                                        ------------
Materials/Basic Industry (10.9%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ..............   MEX           1,389,779      6,125,014         1.3
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ..........   SAFR          9,521,806      4,948,964         1.1
    METALS - STEEL
  Sappi Ltd. ..............................................   SAFR            587,133      3,722,985         0.8
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ...........................   EGPT            166,230      3,507,942         0.8
    CEMENT
  Suez Cement Co. - Reg S GDR{c} {\/} .....................   EGPT            158,195      3,282,546         0.7
    CEMENT
  Apasco S.A. .............................................   MEX             428,533      2,617,387         0.6
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F5

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Industrias Penoles S.A. (CP) ............................   MEX             634,803   $  2,527,808         0.6
    METALS - NON-FERROUS
  Ameriyah Cement Co.-/- ..................................   EGPT             94,500      2,390,294         0.5
    CEMENT
  De Beers Centenary AG - Linked Unit{=} ..................   SAFR             78,000      1,861,622         0.4
    MISC. MATERIALS & COMMODITIES
  Torah Portland Cement Co.-/- ............................   EGPT             67,950      1,858,632         0.4
    CEMENT
  Hindalco Industries Ltd. ................................   IND              63,600      1,660,561         0.4
    METALS - NON-FERROUS
  Paints & Chemical Industry: .............................   EGPT                 --             --         0.3
    CHEMICALS
    Common-/- .............................................   --               31,400      1,052,916          --
    144A GDR{.} -/- {\/} ..................................   --               44,000        440,000          --
  Pohang Iron & Steel Co., Ltd. - ADR{\/} .................   KOR              88,870      1,444,138         0.3
    METALS - STEEL
  Turk Sise ve Cam Fabrikalari AS-/- ......................   TRKY         16,264,000      1,396,565         0.3
    GLASS
  North Cairo Flour Mills-/- ..............................   EGPT             32,010      1,393,376         0.3
    MISC. MATERIALS & COMMODITIES
  Pannonplast Rt. .........................................   HGRY             20,732      1,138,897         0.2
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- ....................................   EGPT              8,000      1,094,353         0.2
    BUILDING MATERIALS & COMPONENTS
  Grupo Industrial Minera Mexico "L" ......................   MEX             277,300        823,598         0.2
    METALS - NON-FERROUS
  Maanshan Iron and Steel Co. "H"{*} ......................   CHNA          4,939,000        785,895         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .......   CHLE             12,200        632,875         0.1
    CHEMICALS
  Israel Chemicals Ltd. ...................................   ISRL            499,158        625,750         0.1
    CHEMICALS
  Cosco Pacific Ltd. ......................................   HK              516,000        600,776         0.1
    PAPER/PACKAGING
  Cimpor-Cimentos de Portugal, SGPS S.A. ..................   PORT             21,964        555,972         0.1
    CEMENT
  PT Aneka Tambang-/- .....................................   INDO          1,364,500        532,117         0.1
    METALS - NON-FERROUS
  Engro Chemicals Pakistan Ltd. ...........................   PAK             137,800        435,263         0.1
    CHEMICALS
  HI Cement Corp. .........................................   PHIL          3,961,000        361,117         0.1
    CEMENT
  Cahya Mata Sarawak Bhd. .................................   MAL             355,000        345,509         0.1
    BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. - Foreign .........................   THAI             39,800        338,597         0.1
    CEMENT
  Agros Holding S.A.-/- ...................................   POL              16,123        338,212         0.1
    MISC. MATERIALS & COMMODITIES
  Compania de Minas Buenaventura S.A. - ADR{\/} ...........   PERU             16,000        287,000         0.1
    METALS - NON-FERROUS

    The accompanying notes are an integral part of the financial statements.

                                       F6

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  PT Indah Kiat Pulp & Paper Corp.Tbk .....................   INDO            709,000   $    271,553         0.1
    PAPER/PACKAGING
  Fauji Fertilizer Co., Ltd. ..............................   PAK             116,300        258,997         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                          49,657,231
                                                                                        ------------
Finance (8.3%)
  ABSA Group Ltd. .........................................   SAFR            761,136      4,509,849         1.0
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ..................   BRZL        142,972,483      3,628,783         0.8
    BANKS-MONEY CENTER
  State Bank of India Ltd.: ...............................   IND                  --             --         0.7
    BANKS-MONEY CENTER
    Common ................................................   --              267,000      1,931,961          --
    GDR{\/} ...............................................   --               71,640      1,318,176          --
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ................................................   CHLE            142,366      2,384,631         0.5
    INVESTMENT MANAGEMENT
  Egyptian American Bank SAE-/- ...........................   EGPT             57,663      1,857,088         0.4
    BANKS-MONEY CENTER
  Commercial International Bank: ..........................   EGPT                 --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} ......................................   --               58,000      1,261,500          --
    Common ................................................   --               23,940        553,789          --
  Banco de A. Edwards - ADR{\/} ...........................   CHLE            100,934      1,753,728         0.4
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ................................   PERU             94,800      1,700,475         0.4
    BANKS-MONEY CENTER
  Global Menkul Degerler AS-/- ............................   TRKY         69,103,256      1,601,182         0.4
    SECURITIES BROKER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ................................................   PAN              37,631      1,495,832         0.3
    OTHER FINANCIAL
  Turkiye Is Bankasi (Isbank) "C" .........................   TRKY         15,098,500      1,461,119         0.3
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ........   ARG              48,968      1,205,837         0.3
    BANKS-MONEY CENTER
  Aksigorta A.S. ..........................................   TRKY         15,080,000      1,171,573         0.3
    INSURANCE - MULTI-LINE
  Liberty Life Association of Africa Ltd. .................   SAFR             37,400        933,056         0.2
    INSURANCE-LIFE
  BPI-SGPS S.A. ...........................................   PORT             40,637        914,217         0.2
    BANKS-MONEY CENTER
  Yapi ve Kredi Bankasi AS ................................   TRKY         29,106,092        888,639         0.2
    BANKS-REGIONAL
  Kookmin Bank - GDR-/- {\/} ..............................   KOR             128,480        822,272         0.2
    BANKS-MONEY CENTER
  Ayala Land, Inc. "B" ....................................   PHIL          1,723,800        675,278         0.1
    REAL ESTATE
  Bank Leumi Le - Israel ..................................   ISRL            406,668        624,411         0.1
    BANKS-REGIONAL
  Metroplex Bhd. ..........................................   MAL           1,751,000        610,141         0.1
    REAL ESTATE

    The accompanying notes are an integral part of the financial statements.

                                       F7

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Turkiye Garanti Bankasi AS ..............................   TRKY         11,565,600   $    599,025         0.1
    BANKS-REGIONAL
  Bank Hapoalim Ltd. ......................................   ISRL            244,830        579,448         0.1
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ..........................   PAK             546,500        558,844         0.1
    BANKS-MONEY CENTER
  JSC Kazkommertsbank Co. - GDR-/- {\/} (.) ...............   KAZ              26,600        558,600         0.1
    BANKS-REGIONAL
  SM Prime Holdings, Inc. .................................   PHIL          2,664,600        470,670         0.1
    REAL ESTATE
  Thai Farmers Bank Public Co., Ltd. - Foreign ............   THAI            166,400        455,323         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. ........................................   POL               7,316        426,767         0.1
    BANKS-MONEY CENTER
  Banco Santander Chile - ADR{\/} .........................   CHLE             28,100        365,300         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ...............   THAI            392,300        341,555         0.1
    REAL ESTATE
  Belle Corp.-/- ..........................................   PHIL          3,297,000        300,581         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. .......................   MAL             116,200        209,432          --
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign .................   THAI             56,400        196,418          --
    BANKS-MONEY CENTER
  C & P Homes, Inc. .......................................   PHIL          1,382,000        104,339          --
    REAL ESTATE
                                                                                        ------------
                                                                                          38,469,839
                                                                                        ------------
Consumer Non-Durables (6.5%)
  South African Breweries Ltd. ............................   SAFR            226,892      6,037,874         1.3
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" ............   MEX             738,356      5,217,126         1.1
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .......................................   MEX             883,073      3,468,838         0.8
    FOOD
  Companhia Cervejaria Brahma Preferred ...................   BRZL          4,662,721      2,918,430         0.6
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ...................................   SAFR            174,000      2,496,050         0.5
    FOOD
  Eastern Tobacco Co.-/- ..................................   EGPT             90,785      2,276,300         0.5
    TOBACCO
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} .....   EGPT             62,514      1,719,135         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A.: ..............................   CHLE                 --             --         0.4
    BEVERAGES - NON-ALCOHOLIC
    "B" ADR{\/} ...........................................   --               41,497        850,689          --
    "A" ADR{\/} ...........................................   --               34,400        825,600          --
  Hindustan Lever Ltd. ....................................   IND              40,650      1,438,245         0.3
    PERSONAL CARE/COSMETICS
  San Miguel Corp. "B" ....................................   PHIL            851,600        958,353         0.2
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                       F8

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (Continued)
  Compania Cervecerias Unidas S.A. ADR{\/} ................   CHLE             36,800   $    897,000         0.2
    BEVERAGES - ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ...............   POL               4,461        333,293         0.1
    BEVERAGES - ALCOHOLIC
  Reliance Industries Ltd. - GDR-/- {\/} (.) ..............   IND              12,100        255,008         0.1
    TEXTILES & APPAREL
  Kuala Lumpur Kepong Bhd. ................................   MAL              60,000        144,187          --
    OTHER CONSUMER GOODS
  La Tondena Distillers, Inc. .............................   PHIL            137,900         84,469          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          29,920,597
                                                                                        ------------
Technology (2.3%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ..........   TWN             830,248     10,149,782         2.2
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ........................   ISRL              2,754        399,041         0.1
    SEMICONDUCTORS
  LG Information & Communication ..........................   KOR               2,728        156,860          --
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          10,705,683
                                                                                        ------------
Capital Goods (1.6%)
  New World Infrastructure Ltd.-/- ........................   HK            1,076,000      2,129,728         0.5
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings .....................   HK              643,000      1,663,648         0.4
    CONSTRUCTION
  United Engineers Ltd. ...................................   MAL             428,000      1,015,680         0.2
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} .............................   RUS              68,712        927,612         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries .................................   KOR              99,000        577,500         0.1
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. ............................   POL              58,947        555,592         0.1
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} .........................   ISRL             16,200        447,525         0.1
    TELECOM EQUIPMENT
  Sungmi Telecom Electronics Co. ..........................   KOR                 184          8,999          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           7,326,284
                                                                                        ------------
Health Care (1.6%)
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ...............................................   EGPT             33,200      2,402,118         0.5
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ..................   HGRY             17,552      1,632,336         0.4
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. ...............................   IND              79,850      1,555,391         0.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Teva Pharmaceutical Industries Ltd. .....................   ISRL             25,548      1,189,452         0.3
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F9

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Health Care (Continued)
  PT Kalbe Farma - Foreign ................................   INDO            479,000   $    293,538         0.1
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           7,072,835
                                                                                        ------------
Consumer Durables (1.4%)
  Arcelik AS ..............................................   TRKY         12,233,800      1,367,315         0.3
    APPLIANCES & HOUSEHOLD
  Bajaj Auto Ltd. .........................................   IND              79,200      1,261,094         0.3
    AUTOMOBILES
  Qingling Motors Co., Ltd.{*} ............................   CHNA          1,671,000      1,091,662         0.2
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd.: ..............   IND                  --             --         0.2
    AUTOMOBILES
    GDR{\/} ...............................................   --               48,000        499,200          --
    Common ................................................   --               25,000        219,069          --
  Samsung Electronics Co. - 144A GDR{.} -/- {\/} ..........   KOR              34,850        705,713         0.2
    CONSUMER ELECTRONICS
  PT Astra International, Inc. ............................   INDO            785,000        584,923         0.1
    AUTOMOBILES
  Mahindra & Mahindra Ltd. ................................   IND              43,300        430,653         0.1
    AUTOMOBILES
                                                                                        ------------
                                                                                           6,159,629
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $359,966,965) ..............                              312,881,526        68.5
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (10.1%)
  Argentina (1.2%)
    Republic of Argentina:
      Global Bond, 11.375% due 1/30/17 ....................   USD           2,741,000      2,617,655         0.6
      Par Bond Series L, 5.5% due 3/31/23++ ...............   USD           2,690,000      1,830,881         0.4
      Global Bond, 11% due 10/9/06 ........................   USD             720,000        713,700         0.2
  Brazil (0.4%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24++ ............................................   USD           3,020,000      1,996,975         0.4
  Bulgaria (2.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ ......................................   USD           9,017,000      4,914,265         1.1
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro+ ..............................................   USD           7,099,000      4,663,156         1.0
  Ecuador (0.4%)
    Republic of Ecuador, Discount Bond, 6.6875% due 2/28/25
     - Euro+ ..............................................   USD           2,845,000      1,998,613         0.4
  Mexico (2.2%)
    United Mexican States:
      Discount Bond Series A, 6.6925% due 12/31/19+ +/+ ...   USD           6,110,000      5,533,369         1.2
      Global Bond, 9.875% due 1/15/07 .....................   USD           1,615,000      1,633,169         0.4
      Global Bond, 11.375% due 9/15/16 ....................   USD           1,455,000      1,547,756         0.3
      Global Bond, 11.5% due 5/15/26 ......................   USD           1,421,000      1,534,680         0.3

    The accompanying notes are an integral part of the financial statements.

                                      F10

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Panama (0.6%)
    Republic of Panama, Interest Reduction Bond, 3.75% due
     7/17/14++ ............................................   USD           3,536,000   $  2,486,250         0.6
  Peru (0.3%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17++ .............................................   USD           2,533,000      1,443,810         0.3
  South Africa (0.8%)
    Republic of South Africa, 13% due 8/31/10{j} ..........   ZAR          20,173,000      3,807,589         0.8
  United States (1.6%)
    United States Treasury:
      6.375% due 8/15/27 ..................................   USD           4,032,000      4,149,180         0.9
      5.875% due 9/30/02 ..................................   USD           3,033,000      3,049,587         0.7
  Venezuela (0.5%)
    Republic of Venezuela, Par Bond Series A, 6.75% due
     3/31/20+/+ ...........................................   USD           2,543,000      2,128,173         0.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $49,316,056) .............................................                               46,048,808
                                                                                        ------------
Sovereign Debt (4.9%)
  Russia (4.9%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- {j} ...............................   USD          22,635,000     20,131,003         4.4
      Participation ** -/- ................................   DEM           4,186,000      2,227,112         0.5
                                                                                        ------------
Total Sovereign Debt (cost $12,006,889) ...................                               22,358,115
                                                                                        ------------
Corporate Bonds (3.2%)
  Argentina (0.5%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} .....   USD           1,193,000      1,109,490         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD             661,000        654,390         0.2
  Brazil (0.2%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           1,107,000      1,079,325         0.2
  China (0.6%)
    Panda Global Energy Co., 12.5% due 4/15/04{.} .........   USD           2,139,000      2,010,660         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             960,000        876,000         0.2
  Dominican Republic (0.1%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} .............   USD             652,000        645,480         0.1
  Hong Kong (0.1%)
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             700,000        652,750         0.1
  India (0.2%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} .........   USD           1,093,000        954,189         0.2
  Indonesia (0.1%)
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} ..............................................   USD             653,000        574,640         0.1

    The accompanying notes are an integral part of the financial statements.

                                      F11

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
  Mexico (0.8%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} ..........................   USD           2,104,000   $  1,930,420         0.4
      8.85% due 9/15/07 - 144A{.} .........................   USD           1,050,000      1,009,313         0.2
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD             996,000      1,088,130         0.2
  Russia (0.4%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD             851,000      1,144,595         0.3
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD             555,000        488,400         0.1
  South Africa (0.2%)
    Eskom, 11% due 6/1/08 .................................   ZAR           4,990,000        826,527         0.2
                                                                                        ------------
Total Corporate Bonds (cost $15,533,169) ..................                               15,044,309
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $76,856,114) .........                               83,451,232        18.2
                                                                                        ------------       -----


                                                                         UNDERLYING
                                                                           NOMINAL         VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $312,660) ..............................................   USD          17,370,000        126,732          --
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                           NO. OF          VALUE         % OF NET
RIGHTS                                                       COUNTRY       RIGHTS         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ..........   INDO          2,070,000        115,320          --
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights,
   expire 11/12/97 ........................................   BRZL            257,975            234          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ....................................                                  115,554          --
                                                                                        ------------       -----

                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                     COUNTRY      WARRANTS        (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) .............   PHIL            659,400            122          --
                                                                                        ------------       -----
    OIL

    The accompanying notes are an integral part of the financial statements.

                                      F12

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $34,850,000 U.S. Treasury Bond,
   8.875% due 8/15/17 (market value of collateral is
   $45,720,975, including accrued interest).
   (cost $44,816,933)  ....................................                             $ 44,816,933         9.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $481,952,672)  * ..................                              441,392,099        96.5
Other Assets and Liabilities ..............................                               15,987,089         3.5
                                                                                        ------------       -----

NET ASSETS ................................................                             $457,379,188       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        +X+ The GT Global Developing Markets Fund (the "Fund") has invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
         **  Underlying loan agreement currently in default.
        {j} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Security denominated in Hong Kong Dollars.
        {=} Each Centenary Linked Unit consists of 1 registered deferred share of De Beers Consolidated Mine + 1 Centenary Depositary Receipt.
        (.) Restricted securities: At October 31, 1997, the Fund owned the following restricted securities constituting 0.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                 ACQUISITION                              MARKET VALUE
DESCRIPTION                         DATE        SHARES        COST          PER SHARE
------------------------------  -------------  ---------  -------------  ---------------
JSC Kazkommertsbank Co. -
 GDR..........................     7/15/97        26,600   $   500,080      $   21.00
Reliance Industries - GDR.....     5/20/94        12,100       223,850          21.08

          * For Federal income tax purposes, cost is $483,269,089 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,262,525
                 Unrealized depreciation:           (68,139,515)
                                                  -------------
                 Net unrealized depreciation:     $ (41,876,990)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                       GT GLOBAL DEVELOPING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.2         1.7                       2.9
Brazil (BRZL/BRL) ....................    7.6         0.6                       8.2
Bulgaria (BUL/LEV) ...................                2.1                       2.1
Chile (CHLE/CLP) .....................    4.8                                   4.8
China (CHNA/RMB) .....................    0.4         0.6                       1.0
Dominican Republic (DR/USD) ..........                0.1                       0.1
Ecuador (ECDR/ECS) ...................                0.4                       0.4
Egypt (EGPT/EGP) .....................    5.7                                   5.7
Hong Kong (HK/HKD) ...................    2.0         0.1                       2.1
Hungary (HGRY/HUF) ...................    1.2                                   1.2
India (IND/INR) ......................    3.8         0.2                       4.0
Indonesia (INDO/IDR) .................    2.9         0.1                       3.0
Ireland (IRE/IEP) ....................    0.4                                   0.4
Israel (ISRL/ILS) ....................    1.2                                   1.2
Kazakhstan (KAZ/KTS) .................    0.1                                   0.1
Korea (KOR/KRW) ......................    1.0                                   1.0
Malaysia (MAL/MYR) ...................    0.9                                   0.9
Mexico (MEX/MXN) .....................    8.1         3.0                      11.1
Pakistan (PAK/PKR) ...................    0.9                                   0.9
Panama (PAN/PND) .....................    0.3         0.6                       0.9
Peru (PERU/PES) ......................    1.2         0.3                       1.5
Philippines (PHIL/PHP) ...............    0.8                                   0.8
Poland (POL/PLZ) .....................    0.4                                   0.4
Portugal (PORT/PTE) ..................    0.9                                   0.9
Russia (RUS/SUR) .....................    2.8         5.3                       8.1
South Africa (SAFR/ZAR) ..............   10.5         1.0                      11.5
Taiwan (TWN/TWD) .....................    2.3                                   2.3
Thailand (THAI/THB) ..................    1.2                                   1.2
Turkey (TRKY/TRL) ....................    2.4                                   2.4
United Kingdom (UK/GBP) ..............    0.6                                   0.6
United States (US/USD) ...............                1.6           13.3       14.9
Venezuela (VENZ/VEB) .................    2.1         0.5                       2.6
Zimbabwe (ZBBW/ZWD) ..................    0.8                                   0.8
                                        ------      -----          -----      -----
Total  ...............................   68.5        18.2           13.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $457,379,188.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,681,647         1.84950  11/06/97   $  (113,656)
Indonesian Rupiahs......................     1,114,206      3610.00000  11/05/97        (6,173)
South African Rands.....................     3,338,977         5.04500   1/30/98       (73,645)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $5,941,356)...................     6,134,830                                (193,474)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 1.34%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $  (193,474)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                       GT GLOBAL DEVELOPING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $481,952,672) (Note 1)..........................  $441,392,099
  U.S. currency.................................................................  $1,159,740
  Foreign currencies (cost $14,108,834).........................................  14,122,604   15,282,344
                                                                                  ----------
  Receivable for securities sold............................................................   13,029,046
  Interest receivable.......................................................................    1,251,368
  Dividends receivable......................................................................      366,109
  Unamortized organizational costs (Note 1).................................................       85,312
  Miscellaneous receivable..................................................................       11,894
                                                                                              -----------
    Total assets............................................................................  471,418,172
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,905,923
  Payable for investment management and administration fees (Note 2)........................      722,480
  Payable for open forward foreign currency contracts (Note 1)..............................      193,474
  Payable for professional fees.............................................................       39,732
  Payable for printing and postage expenses.................................................       37,656
  Payable for custodian fees................................................................       30,062
  Payable for Directors' fees and expenses (Note 2).........................................       15,494
  Payable for transfer agent fees (Note 2)..................................................        5,964
  Payable for fund accounting fees (Note 2).................................................        4,387
  Payable for registration and filing fees..................................................        2,127
  Other accrued expenses....................................................................       81,685
                                                                                              -----------
    Total liabilities.......................................................................   14,038,984
                                                                                              -----------
Net assets..................................................................................  $457,379,188
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value per share ($457,379,188 DIVIDED BY 36,416,667 shares outstanding)...........  $     12.56
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $545,103,263
  Undistributed net investment income.......................................................    8,645,635
  Accumulated net realized loss on investments and foreign currency transactions............  (55,602,092)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (207,045)
  Net unrealized depreciation of investments................................................  (40,560,573)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $457,379,188
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                       GT GLOBAL DEVELOPING MARKETS FUND

                            STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                               TEN MONTHS
                                                                                  ENDED       YEAR ENDED
                                                                               OCTOBER 31,   DECEMBER 31,
                                                                                  1997           1996
                                                                              -------------  -------------
Investment income: (Note 1)
  Interest income...........................................................   $11,436,242    $20,641,051
  Dividend income (net of foreign withholding tax of $365,717 and $420,409,
   respectively)............................................................     5,481,523      7,351,830
  Other income..............................................................            --         74,487
                                                                              -------------  -------------
    Total investment income.................................................    16,917,765     28,067,368
                                                                              -------------  -------------
Expenses:
  Investment management fees (Note 2).......................................     6,274,911      6,673,159
  Administration fees (Note 2)..............................................     1,108,912      1,191,681
  Custodian fees (Note 1)...................................................       317,289        332,166
  Fund accounting fees (Note 2).............................................       108,484        119,321
  Professional fees.........................................................        92,091        101,382
  Printing and postage expenses.............................................        33,504         65,880
  Transfer agent fees (Note 2)..............................................        63,520        190,834
  Amortization of organization costs (Note 1)...............................        58,930         70,949
  Directors' fees and expenses (Note 2).....................................        25,536         38,064
  Registration and filing fees..............................................            --          3,000
  Other expenses............................................................       119,278         37,139
                                                                              -------------  -------------
    Total expenses before reductions........................................     8,202,455      8,823,575
      Expense reductions (Notes 1 & 5)......................................      (374,173)      (162,760)
                                                                              -------------  -------------
    Total net expenses......................................................     7,828,282      8,660,815
                                                                              -------------  -------------
Net investment income.......................................................     9,089,483     19,406,553
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note 1)
  Net realized gain on investments..........................................    46,804,651      1,845,666
  Net realized loss on foreign currency transactions........................    (1,151,351)      (900,512)
                                                                              -------------  -------------
    Net realized gain during the periods....................................    45,653,300        945,154
                                                                              -------------  -------------
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies.............................      (297,303)        91,835
  Net change in unrealized appreciation (depreciation) of investments.......  (101,078,671)    78,628,364
                                                                              -------------  -------------
    Net unrealized appreciation (depreciation) during the periods...........  (101,375,974)    78,720,199
                                                                              -------------  -------------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.................................................................   (55,722,674)    79,665,353
                                                                              -------------  -------------
Net increase (decrease) in net assets resulting from operations.............   $(46,633,191)  $99,071,906
                                                                              -------------  -------------
                                                                              -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                       GT GLOBAL DEVELOPING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    TEN MONTHS
                                                                       ENDED      YEAR ENDED DECEMBER 31,
                                                                    OCTOBER 31,   ------------------------
                                                                       1997          1996         1995
                                                                   -------------  -----------  -----------
Increase (Decrease) in net assets
Operations:
  Net investment income..........................................   $ 9,089,483   $19,406,553  $26,375,900
  Net realized gain (loss) on investments and foreign currency
   transactions..................................................    45,653,300       945,154  (78,379,558)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign currencies...      (297,303)       91,835       (3,021)
  Net change in unrealized appreciation (depreciation) of
   investments...................................................  (101,078,671)   78,628,364   47,401,359
                                                                   -------------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations..................................................   (46,633,191)   99,071,906   (4,605,320)
                                                                   -------------  -----------  -----------
Distributions to shareholders: (Note 1)
  From net investment income.....................................            --   (17,407,047) (26,292,834)
                                                                   -------------  -----------  -----------
Capital share transactions: (Note 4)
  Adjustment to estimate of initial offering expenses............            --            --      373,757
                                                                   -------------  -----------  -----------
    Total increase (decrease) in net assets......................   (46,633,191)   81,664,859  (30,524,397)
Net assets:
  Beginning of period............................................   504,012,379   422,347,520  452,871,917
                                                                   -------------  -----------  -----------
  End of period *................................................   $457,379,188  $504,012,379 $422,347,520
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------
 * Includes undistributed net investment income (loss) of........   $ 8,645,635   $   363,782  $    (7,034)
                                                                   -------------  -----------  -----------
                                                                   -------------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                       GT GLOBAL DEVELOPING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                               JANUARY 11, 1994
                                                                                (COMMENCEMENT
                                          TEN MONTHS         YEAR ENDED         OF OPERATIONS)
                                             ENDED          DECEMBER 31,              TO
                                          OCTOBER 31,  ----------------------    DECEMBER 31,
                                             1997         1996        1995           1994
                                          -----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   13.84   $   11.60   $   12.44      $   15.00
                                          -----------  ----------  ----------  ----------------
Income from investment operations:
  Net investment income.................        0.25        0.53        0.72           0.35
  Net realized and unrealized gain
   (loss) on investments................       (1.53)       2.19       (0.84)         (2.46)
                                          -----------  ----------  ----------  ----------------
    Net increase (decrease) from
     investment operations..............       (1.28)       2.72       (0.12)         (2.11)
                                          -----------  ----------  ----------  ----------------
Distributions to shareholders:
  From net investment income............          --       (0.48)      (0.72)         (0.35)
  From net realized gain on
   investments..........................          --          --          --          (0.10)
                                          -----------  ----------  ----------  ----------------
    Total distributions.................          --       (0.48)      (0.72)         (0.45)
                                          -----------  ----------  ----------  ----------------
Net asset value, end of period..........   $   12.56   $   13.84   $   11.60      $   12.44
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------
Market value, end of period.............   $   11.81   $   11.63   $    9.75      $    9.75
                                          -----------  ----------  ----------  ----------------
                                          -----------  ----------  ----------  ----------------

Total investment return (based on market
 value).................................        1.62%(b)     24.18%      6.60%       (32.16)% (b)

Total investment return (based on net
 asset value)...........................       (9.25)%(b)     23.59%     (0.95)%       (14.07)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 457,379   $ 504,012   $ 422,348      $ 452,872
Ratio of net investment income to
 average net assets.....................        2.03%(a)      4.07%      6.33%         2.75 % (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.75%(a)      1.82%      1.77%         2.01 % (a)
  Without expense reductions............        1.83%(a)      1.85%      1.80%         2.01 % (a)
Portfolio turnover rate.................         184%(a)       138%        75%           56 %
Average commission rate per share paid
 on portfolio transactions..............   $  0.0023   $  0.0022         N/A            N/A

----------------

 (a) Annualized
 (b) Not annualized
N/A  Not Applicable.

These financial highlights provide per share financial information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") for the periods shown. The fees and expenses of the Fund differ from those of the Predecessor Fund (See Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F18

                       GT GLOBAL DEVELOPING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Developing Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

On October 31, 1997, at the close of business, the Fund acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc., a Maryland corporation registered under the 1940 Act as a non-diversified closed-end management investment company ("Predecessor Fund"), in exchange for Class A shares of the Fund in a tax-free reorganization of the Predecessor Fund. Shareholders of the Predecessor Fund approved the reorganization on October 20, 1997. Prior to October 28, 1997 the Closed-End Fund's shares traded on the New York Stock Exchange. As a result of the reorganization of the Predecessor Fund into the Fund, the Fund has a fiscal year end of October 31 to coincide with the fiscal years of the other series of the Company. Class A shares of the Fund issued in connection with the reorganization of the Predecessor Fund will be subject to a 2% redemption fee for redemptions until May 1, 1998. The financial statements presented are the financial statements for the Predecessor Fund.

Commencing November 1, 1997, the Fund began to offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

                                      F19

                       GT GLOBAL DEVELOPING MARKETS FUND

changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $29,571,465 were on loan to brokers. The loans were secured by cash collateral of $33,239,507 received by the Fund. For international

                                      F20

                       GT GLOBAL DEVELOPING MARKETS FUND

securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the period ended October 31, 1997, the Fund received securities lending income of $302,308 which was used to reduce the Fund's custodian fees and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $54,472,976 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has purchased and sold when-issued securities during the period and has set aside liquid securities as collateral for these commitments.

(P) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager ("GT Funds"), has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1997, the Fund had no loans outstanding.

For the period ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $12,607,909, with a weighted average interest rate of 6.29%. Interest expense for the Fund for the period ended October 31, 1997 was $24,241, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES

(A) PREDECESSOR FUND THROUGH OCTOBER 31, 1997
Chancellor LGT Asset Management, Inc. was the Predecessor Fund's investment manager and administrator. The Predecessor Fund paid the Manager investment management fees, which were computed weekly and paid monthly, at the annualized rate of 1.40% of the funds average weekly net assets. The Manager also acted as administrator of the Predecessor Fund and paid the Manager administration fees, which were computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

The Manager was the pricing and accounting agent for the Predecessor Fund. The monthly fee for these services to the Manager was a percentage, not to exceed 0.03% annually, of the Predecessor Fund's average daily net assets. The annual fee rate was derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of

                                      F21

                       GT GLOBAL DEVELOPING MARKETS FUND

$5 billion and allocating the result according to the Predecessor Fund's average daily net assets.

The Predecessor Fund paid each of its Directors who was not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

(B) THE FUND COMMENCING NOVEMBER 1, 1997
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by the waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/ or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $736,422,573 and $765,404,012, respectively. Purchases of U.S. government obligations by the Fund were $7,226,388 for the year. There were no sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At October 31, 1997, the Predecessor Fund was authorized to issue 100 million shares of capital stock, $0.001 par value, all of which was classified as Common Stock.

At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of GT Global Developing Markets Fund; 400,000,000 were classified as shares of GT

                                      F22

                       GT GLOBAL DEVELOPING MARKETS FUND

Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified.

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $71,865 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.7797 per share (representing an approximate total of $15,509,507). The total amount of taxes paid by the Fund to such countries was approximately $.0213 per share (representing an approximate total of $424,399).

                                      F23

                       GT GLOBAL DEVELOPING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                          AIM DEVELOPING MARKETS FUND


                                  AIM/GT FUNDS



  AIM DISTRIBUTORS OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE FUNDS LISTED BELOW, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL 1-800-824-1580.


GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS


AIM NEW DIMENSION FUND


Captures global growth opportunities by investing directly in the six global theme funds



AIM WORLDWIDE GROWTH FUND

Invests around the world, including the U.S.


AIM INTERNATIONAL GROWTH FUND

Provides portfolio diversity by investing outside the U.S.


AIM EMERGING MARKETS FUND

Gives access to the growth potential of developing economies


AIM DEVELOPING MARKETS FUND

Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS


AIM GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND

Invests in companies that manufacture, market, retail, or distribute consumer products or services


AIM GLOBAL FINANCIAL SERVICES FUND

Focuses on the worldwide opportunities from the demand for financial services and products


AIM GLOBAL HEALTH CARE FUND

Invests in growing health care industries worldwide


AIM GLOBAL INFRASTRUCTURE FUND

Seeks companies that build, improve or maintain a country's infrastructure


AIM GLOBAL RESOURCES FUND

Concentrates on companies that own, explore or develop natural resources


AIM GLOBAL TELECOMMUNICATIONS FUND

Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS


AIM NEW PACIFIC GROWTH FUND

Offers access to the emerging and established markets of the Pacific Rim, excluding Japan


AIM EUROPE GROWTH FUND

Focuses on investment opportunities in Europe


AIM LATIN AMERICAN GROWTH FUND

Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS


AIM SMALL CAP EQUITY FUND

Invests in equity securities of small U.S. companies


AIM MID CAP GROWTH FUND

Concentrates on medium-sized companies in the U.S.


AIM AMERICA VALUE FUND

Concentrates on equity securities of large cap U.S. companies believed to be undervalued


AIM JAPAN GROWTH FUND

Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND


AIM GLOBAL GROWTH & INCOME FUND

Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS


AIM GLOBAL GOVERNMENT INCOME FUND

Earns monthly income from global government securities


AIM STRATEGIC INCOME FUND

Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets


AIM GLOBAL HIGH INCOME FUND

Invests in debt securities in emerging markets


AIM FLOATING RATE FUND

Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND


AIM DOLLAR FUND

Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital


                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AIM INVESTMENT FUNDS, INC., AIM DEVELOPING MARKETS FUND, A I M ADVISORS, INC., INVESCO (NY), INC. OR A I M DISTRIBUTORS, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.


                                                                   GROSX703   MC